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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM 8-K


                  Current Report Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  December 11, 1997


                                      AAR CORP.
                (Exact name of registrant as specified in its charter)

                              _________________________


         Delaware                           1-6263                      36-2334820
(State or other jurisdiction of     (Commission file number)        (I.R.S. employer
incorporation or organization)                                     identification no.)
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      1100 North Wood Dale Road
         Wood Dale, Illinois                                  60191
(Address of principal executive offices)                   (Zip Code)

          Registrant's telephone number, include area code:  (630) 227-2000



                                    Not Applicable
             (Former name or former address, if changed since last year)


Exhibit Index is located on page 4.

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ITEM 5.  OTHER EVENTS.

On December 11, 1997 AAR CORP. issued a news release announcing its results for the second quarter ended November 30, 1997, a copy of which is filed as Exhibit
99.1 to this Report on Form 8-K and hereby is incorporated by reference herein.


ITEM 7(c).    EXHIBIT.

Exhibit 99.1  News Release of AAR CORP. dated December 11, 1997.

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                                      SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       AAR CORP.



Dated: December 11, 1997               By: /s/ Timothy J. Romenesko
                                           -----------------------------------
                                           Timothy J. Romenesko
                                           Vice President and
                                           Chief Financial Officer





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                                    EXHIBIT INDEX


EXHIBIT NO.        DESCRIPTION
----------         -----------

Exhibit 99.1       News Release of AAR CORP. dated December 11, 1997.






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